UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2009

BB&T Corporation

(Exact name of registrant as specified in its charter)

Commission file number : 1-10853

North Carolina	56-0939887
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Establishment of Medium-Term Note Program

On May 4, 2009, BB&T Corporation (the “Company”) established a Medium-Term Note Program (the “Medium-Term Note Program”), under which the Company may issue from time to time Medium-Term Notes, Series A (Senior) (the “Series A Notes”), and Medium-Term Notes, Series B (Subordinated) (the “Series B Notes,” and together with the Series A Notes, the “Notes”). The Series A Notes will be issued pursuant to the Indenture Regarding Senior Securities dated as of May 24, 1996, as amended by the First Supplemental Indenture dated as of May 4, 2009 (as so amended, and as may be further amended or supplemented from time to time, the “Senior Note Indenture”) between the Company and U.S. Bank National Association, as senior note trustee, and pursuant to the Officers’ Certificate and Company Order dated May 4, 2009, with respect to, among other things, the establishment of the Series A Notes. The Series B Notes will be issued pursuant to the Indenture Regarding Subordinated Securities dated as of May 24, 1996, as amended by the First Supplemental Indenture dated as of December 23, 2003, by the Second Supplemental Indenture dated as of September 24, 2004 and by the Third Supplemental Indenture dated as of May 4, 2009 (as so amended, and as may be further amended or supplemented from time to time, the “Subordinated Note Indenture”) between the Company and U.S. Bank National Association, as subordinated note trustee, and pursuant to the Officers’ Certificate and Company Order, dated May 4, 2009, with respect to, among other things, the establishment of the Series B Notes. The Notes have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3, File No. 333-152543, filed July 25, 2008 (the “Registration Statement”).

In anticipation of establishing the Medium-Term Note Program, the Company entered into a Distribution Agreement, dated April 27, 2009, with Barclays Capital Inc., J.P. Morgan Securities Inc., and BB&T Capital Markets, a division of Scott & Stringfellow, LLC (the “Distribution Agreement”), which agreement is filed as Exhibit 1.1 hereto and pursuant to which the Notes will be sold. The Senior Note Indenture, Subordinated Note Indenture, Officers’ Certificates and Company Orders and forms of Notes are filed as Exhibits 4.1 through 4.9 to this Current Report on Form 8-K.

Issuance and Sale of 5.70% Senior Notes due 2014 and 6.85% Senior Notes due 2019

On May 4, 2009, the Company issued $400,000,000 in aggregate principal amount at maturity of its 5.70% Senior Notes due April 30, 2014 (the “2014 Notes”) and $400,000,000 in aggregate principal amount at maturity of its 6.85% Senior Notes due April 30, 2019 (the “2019 Notes”) under the Medium-Term Note Program. The 2014 Notes and the 2019 Notes are each Series A Notes that were issued under the Senior Note Indenture. The offerings of the 2014 Notes and the 2019 Notes were made pursuant to the Registration Statement, and the terms of the 2014 Notes and the 2019 Notes are described in the Company’s Prospectus dated July 25, 2008, as supplemented by the Prospectus Supplement dated April 27, 2009, as further supplemented by the Pricing Supplement dated April 27, 2009. The 2014 Notes and the 2019 Notes are not guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program.

The 2014 Notes and the 2019 Notes were sold pursuant to a Syndicated Terms Agreement, dated April 27, 2009 (the “Terms Agreement”), among the Company and Barclays Capital Inc., J.P. Morgan Securities Inc. and BB&T Capital Markets, a division of Scott & Stringfellow, LLC, as agents, entered into in accordance with the Distribution Agreement. The Terms Agreement is filed as Exhibit 1.2 to this Current Report on Form 8-K. The Company received proceeds, after underwriter commissions or discounts but before deducting other offering expenses, of approximately $398,396,000 from the sale of the 2014 Notes and approximately $397,548,000 from the sale of the 2019 Notes.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Distribution Agreement, dated April 27, 2009, between the Company and Barclays Capital Inc., J.P. Morgan Securities Inc., and BB&T Capital Markets, a division of Scott & Stringfellow, LLC.

1.2	Syndicated Terms Agreement, dated April 27, 2009, between the Company and Barclays Capital Inc., J.P. Morgan Securities Inc., and BB&T Capital Markets, a division of Scott & Stringfellow, LLC.

4.1	Indenture Regarding Senior Securities between the Company and U.S. Bank National Association (as successor in interest to State Street Bank and Trust Company), as trustee, dated as of May 24, 1996, which is incorporated by reference to Exhibit 4(c) of the Company’s Registration Statement on Form S-3 (File No. 333-02899).

4.2	First Supplemental Indenture dated May 4, 2009, to the Indenture Regarding Senior Securities dated as of May 24, 1996, between the Company and U.S. Bank National Association.

4.3	Indenture Regarding Subordinated Securities between the Company and U.S. Bank National Association (as successor in interest to State Street Bank and Trust Company), as trustee, dated as of May 24, 1996, which is incorporated by reference to Exhibit 4(d) of the Company’s Registration Statement on Form S-3 (File No. 333-02899).

4.4	First Supplemental Indenture, dated as of December 23, 2003, to the Indenture Regarding Subordinated Securities dated as of May 24, 1996, between the Company and U.S. Bank National Association, which is incorporated by reference to Exhibit 4 of the Company’s Current Report on Form 8-K, filed December 23, 2003.

4.5	Second Supplemental Indenture, dated as of September 24, 2004, to the Indenture Regarding Subordinated Securities dated as of May 24, 1996, between the Company and U.S. Bank National Association, which is incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K, filed September 27, 2004.

4.6	Third Supplemental Indenture, dated May 4, 2009, to the Indenture Regarding Subordinated Securities dated as of May 24, 1996, between the Company and U.S. Bank National Association.

4.7	Officers’ Certificate and Company Order, dated May 4, 2009, to establish the Series A Notes.

4.8	Officers’ Certificate and Company Order, dated May 4, 2009, to establish the Series B Notes.

4.9	Forms of Notes:

(a) Series A (Senior) Form of Global Fixed Rate Note;

(b) Series A (Senior) Form of Global Floating Rate Note;

(c) Series A (Senior) Form of Global OID Zero Coupon Note;

(d) Series A (Senior) Form of Global OID Fixed Rate Note;

(e) Series A (Senior) Form of Master Global Note;

(f) Series B (Subordinated) Form of Global Fixed Rate Note;

(g) Series B (Subordinated) Form of Global Floating Rate Note;

(h) Series B (Subordinated) Form of Global OID Zero Coupon Note;

(i) Series B (Subordinated) Form of Global OID Fixed Rate Note; and

(j) Series B (Subordinated) Form of Master Global Note.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BB&T CORPORATION
(Registrant)

By:	/S/ EDWARD D. VEST
Edward D. Vest
Executive Vice President and Controller
(Principal Accounting Officer)

Date: May 4, 2009

INDEX TO EXHIBITS

Exhibit No.	Description
1.1	Distribution Agreement, dated April 27, 2009, between the Company and Barclays Capital Inc., J.P. Morgan Securities Inc., and BB&T Capital Markets, a division of Scott & Stringfellow, LLC.

1.2	Syndicated Terms Agreement, dated April 27, 2009, between the Company and Barclays Capital Inc., J.P. Morgan Securities Inc., and BB&T Capital Markets, a division of Scott & Stringfellow, LLC.

4.1	Indenture Regarding Senior Securities between the Company and U.S. Bank National Association (as successor in interest to State Street Bank and Trust Company), as trustee, dated as of May 24, 1996, which is incorporated by reference to Exhibit 4(c) of the Company’s Registration Statement on Form S-3 (File No. 333-02899).

4.2	First Supplemental Indenture dated May 4, 2009, to the Indenture Regarding Senior Securities dated as of May 24, 1996, between the Company and U.S. Bank National Association.

4.3	Indenture Regarding Subordinated Securities between the Company and U.S. Bank National Association (as successor in interest to State Street Bank and Trust Company), as trustee, dated as of May 24, 1996, which is incorporated by reference to Exhibit 4(d) of the Company’s Registration Statement on Form S-3 (File No. 333-02899).

4.4	First Supplemental Indenture, dated as of December 23, 2003, to the Indenture Regarding Subordinated Securities dated as of May 24, 1996, between the Company and U.S. Bank National Association, which is incorporated by reference to Exhibit 4 of the Company’s Current Report on Form 8-K, filed December 23, 2003.

4.5	Second Supplemental Indenture, dated as of September 24, 2004, to the Indenture Regarding Subordinated Securities dated as of May 24, 1996, between the Company and U.S. Bank National Association, which is incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K, filed September 27, 2004.

4.6	Third Supplemental Indenture, dated May 4, 2009, to the Indenture Regarding Subordinated Securities dated as of May 24, 1996, between the Company and U.S. Bank National Association.

4.7	Officers’ Certificate and Company Order, dated May 4, 2009, to establish the Series A Notes.

4.8	Officers’ Certificate and Company Order, dated May 4, 2009, to establish the Series B Notes.

4.9	Forms of Notes:

(a) Series A (Senior) Form of Global Fixed Rate Note;

(b) Series A (Senior) Form of Global Floating Rate Note;

(c) Series A (Senior) Form of Global OID Zero Coupon Note;

(d) Series A (Senior) Form of Global OID Fixed Rate Note;

(e) Series A (Senior) Form of Master Global Note;

(f) Series B (Subordinated) Form of Global Fixed Rate Note;

(g) Series B (Subordinated) Form of Global Floating Rate Note;

(h) Series B (Subordinated) Form of Global OID Zero Coupon Note;

(i) Series B (Subordinated) Form of Global OID Fixed Rate Note; and

(j) Series B (Subordinated) Form of Master Global Note.